UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

SCANNER TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer Identification No.)

14505 21st Avenue North, Suite 220

Minneapolis, Minnesota 55447

(Address of Principal Executive Offices)  (Zip Code)

(763) 476-8271

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 8, 2007, Scanner Technologies Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the temporary stay of the supplemental judgment awarded to ICOS Vision Systems Corporation N.V. in connection with the Company’s ongoing litigation with ICOS Vision Systems Corporation N.V. in the U.S. District Court for the Southern District of New York.

The press release issued on November 8, 2007 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. The registrant’s reports on Forms 10-KSB, 10-QSB and 8-K, and other publicly available information, should be consulted for other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release issued by the Company on November 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2007

SCANNER TECHNOLOGIES CORPORATION
By	/s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: November 8, 2007	Commission File No.: 000-08149
SCANNER COMMUNICATIONS, INC.

EXHIBIT NO.	ITEM

99.1	Press release issued by the Company on November 8, 2007